UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 26, 2004

                                  Bluefly, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                     001-14498                13-3612110
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)

    42 West 39th Street, New York, New York                         10018
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   (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (212) 944-8000


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         (Former name or former address, if changed since last report.)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT
 ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
                       APPOINTMENT OF PRINCIPAL OFFICERS.

On August 26, 2004, E. Kenneth Seiff, the Company's Chairman of the Board and Chief Executive Officer, resigned from his positions as a director and officer of the Company. Attached as Exhibit 99.1 is a copy of the press release issued by the Company on August 26, 2004, announcing Mr. Seiff's resignation, the appointment of Melissa Payner-Gregor, the Company's President, as Chief Executive Officer, and the appointment of Alan Kane, a director, as Chairman of the Board.

Attached as Exhibit 99.2 is a copy of the Separation Agreement and General Release of All Claims entered into by the Company and Mr. Seiff.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
                  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(C)  EXHIBITS

99.1 Press Release dated August 26, 2004

99.2 Separation Agreement and General Release of All Claims, dated as of August 26, 2004, by and between the Company and E. Kenneth Seiff

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

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BLUEFLY, INC.
                                        (Registrant)

Date: August 30, 2004                   By:    /s/ Patrick C. Barry
                                               ---------------------------------
                                        Name:  Patrick C. Barry
                                        Title: Chief Operating Officer and Chief
                                               Financial Officer

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

                                INDEX TO EXHIBITS

EXHIBIT NO.
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99.1    Press release issued by the Company on August 26, 2004.
99.2 Separation Agreement and General Release of All Claims, dated as of August 26, 2004, by and between the Company and E. Kenneth Seiff

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